Exhibit 32

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Cone Mills Corporation ("Cone"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2003, of Cone fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cone.

Dated: November 17, 2003            /s/ John L. Bakane
                                    Name: John L. Bakane
                                    Title: Chairman, President and
                                            Chief Executive Officer



Dated: November 17, 2003            /s/ Gary L. Smith
                                    Name: Gary L. Smith
                                    Title: Chief Financial Officer